AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT


          AMENDMENT dated as of June 24, 1992 among WAINOCO OIL & GAS COMPANY (the "Borrower"), WAINOCO OIL CORPORATION ("Wainoco"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                                    WITNESSETH:

          WHEREAS, the parties hereto have heretofore entered into a Credit and Guaranty Agreement dated as of October 4, 1991, as amended by Amendment No. 1 dated as of December 31, 1991 (as so amended, the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement in the manner set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. Amendment of Section 1.01 of the Agreement. (A) The defined term "Projected Cash Flow Available for Fixed Charges" is amended by the substitution of "Section 5.17(c)" for "Section 5.18(c)" and by the addition of the following after clause (vi):

          plus, in the case of Wainoco, the FHI Net Cash Flow for the period of twelve consecutive fiscal quarters then most recently ended divided by three.

          (B) The following defined terms are hereby added to Section 1.01:

          "FHI Net Cash Flow" means, for any period, the consolidated net income of FHI for such period, after provision for taxes, plus to the extent deducted in determining net income for such period, amounts attributable to interest expense and depreciation, depletion and amortization.

          "Wainoco Subordinated Debentures" means the 10 3/4% Subordinated Debentures of Wainoco due 1998.

          SECTION 3. Amendment of Section 5.07 of the Agreement. Section 5.07 is amended by the addition of the following after clause (vi):

          (vii) in the case of Wainoco, not to exceed $46,000,000 under the Wainoco Convertible Debentures, and (viii) in the case of Wainoco, not to exceed $17,500,000 under the Wainoco Subordinated Debentures.
          SECTION 4. Effectiveness of this Amendment. This Amendment shall become effective on the date that the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              WAINOCO OIL & GAS COMPANY

                              By: /s/ Julie H. Edwards
                              Title: Vice President,
                                Secretary & Treasurer

                              WAINOCO OIL CORPORATION

                              By: /s/ Julie H. Edwards
                              Title: Vice President,
                                Secretary & Treasurer

                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                              By: /s/ Peter Rugg
                              Title: Vice President

                              J.P. MORGAN DELAWARE

                              By: /s/ D.J. Morris
                              Title: Vice President

                              BANK OF MONTREAL

                              By: /s/ Frank J. Techar
                              Title: Director

                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK, as Agent

                              By: /s/ Peter Rugg
                              Title: Vice President